Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the quarterly report on Form 10-Q of Esperion Therapeutics, Inc. (the “Company”) for the period ended March 31, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of Esperion Therapeutics, Inc., hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge as of the date hereof:
1)the Report which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	May 9, 2023	/s/ Sheldon L. Koenig
Sheldon L. Koenig
President and Chief Executive Officer
(Principal Executive Officer)

/s/ Benjamin Halladay
Benjamin Halladay
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)